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                                                                   Exhibit 10.39







                      AMENDMENT NO. 4 TO FACILITY AGREEMENT


     This AMENDMENT NO. 4 TO FACILITY AGREEMENT (this "Amendment") is entered into as of June 30, 2002 by and among AmerUs Group Co. (successor by merger to AmerUs Life Holdings, Inc.) (the "Company"), Bank One, NA (f/k/a The First National Bank of Chicago), individually and as agent ("Agent"), and the other financial institutions signatory hereto (the "Lenders").

                                    RECITALS

     A. The Company, the Agent and the Lenders are party to that certain Facility and Guaranty Agreement dated as of February 12, 1999 (as previously amended, the "Facility Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Facility Agreement.

     B. The Company, the Agent and the undersigned Lenders wish to amend the Facility Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendment to Facility Agreement. Upon the Effective Date (as defined below), Section 5.01(h) of the Facility Agreement shall be amended in its entirety to read as follows:

          Minimum Risk-Based Capital. The Company will not permit the Risk-Based Capital for any Material Regulated Insurance Company (other than IL Annuity and Insurance Company) to be less than 350% nor shall it permit the Risk-Based Capital of IL Annuity and Insurance Company (so long as IL Annuity and Insurance Company is a Material Regulated Insurance Company) to be less than 300%. For purposes of this Section 5.01(h), "Risk-Based Capital" and "Material Regulated Insurance Subsidiary" shall have the meanings ascribed to them by the Existing Credit Agreement.

          2. Representations and Warranties of the Company. The Company represents and warrants that:

               (a) The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action on the part of the Company and that this Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;


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               (b) Neither the execution, delivery and performance by the
     Company of this Amendment, nor compliance with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Company or any of its respective Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, credit agreement (including without limitation the Existing Credit Agreement) or any other material instrument to which the Company or any of its respective Subsidiaries is a party or by which the Company or any of its respective property or assets are bound or to which the Company may be subject or
     (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Company or any of its respective Subsidiaries.

               (c) No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority (including without limitation the Iowa Insurance Division) is required to authorize or is required in connection with (i) the execution, delivery and performance of this Amendment or (ii) the legality, validity, binding effect or enforceability of this Amendment, other than those which shall have been obtained and shall be in effect as of the Effective Date in connection with this Amendment.

               (d) Immediately after giving effect to this Amendment, each of the representations and warranties contained in the Facility Agreement (other than Sections 4.01(f), (h), (i) and (j)) will be true and correct in all material respects as if made at such time (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

               (e) Immediately after giving effect to this Amendment, no Program Event of Default or Unmatured Default will have occurred and be continuing.

          3. Effective Date. This Amendment shall become effective as of June 30, 2002 upon the date (the "Effective Date") of the execution and delivery of this Amendment by the Company, the Agent and the Required Lenders and the payment of a $2,500 amendment fee by the Company to the Agent for the ratable account of the Lenders.

          4. Reference to and Effect Upon the Facility Agreement.

               (a) Except as specifically amended above, the Facility Agreement (including without limitation the Guaranty) and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed. Without limiting the foregoing, the Company acknowledges and agrees that, as between the Company and the Agent and Lenders, this Amendment shall be binding and enforceable as to all Loan Documents without respect to its effect on any other Person.




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               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Facility Agreement or any Loan Document, nor constitute a waiver of any provision of the Facility Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Facility Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Facility Agreement as amended hereby.

          5. Costs and Expenses. The Company hereby affirms its obligations under Section 12.08 of the Facility Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

          6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.



                           [signature page to follow]





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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                            AMERUS GROUP CO.

                                            By: /s/ Melinda S. Urion
                                               ---------------------------------

                                            Name: Melinda S. Urion
                                                 -------------------------------

                                            Title: Executive Vice President and
                                                   Chief Financial Officer





                                            BANK ONE, NA,
                                            Individually and as Agent

                                            By: /s/ Cynthia Priest
                                               ---------------------------------
                                                     Cynthia Priest
                                                     Director








                       Signature Page to Amendment No. 4
                             to Facility Agreement